UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2018

HQDA ELDERLY LIFE NETWORK CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-119823	98-1225287
(State or Other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

8780 Valley Blvd., Suite J

Rosemead, California 91770

(626) 703-4228

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

HARTFORD RETIREMENT NETWORK CORP.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, “Company,” “our company,” “us,” “HQDA,” and “our” refer to HQDA Elderly Life Network Corp., unless the context requires otherwise.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 1.01. Entry into a Material Definitive Agreement.

On August 8, 2018, the Company’s wholly-owned subsidiary, Shanghai Hongfu Health Management Co., Ltd (“SHHM”) acquired 100% of Shanghai Qiaoyuan Information Technology Co. Ltd. (“SQIT”), a subsidiary of Shanghai Qiaohong Real Estate Co. Ltd. (“SQRE”) pursuant to an Equity Transfer Contract (the “Agreement”)-. This closing is a part of Asset Purchase Agreement signed on April 2, 2018. The Purchase Price paid by SHHM to SQRE was RMB 31, 592,800 or approximately $4,646,000. The principal assets acquired include the land –use right of an 8.84-acre land located in No. 4797, Sanshuang Road, Chongming District (Chongming Island) Shanghai, China.

The description of the Agreement herein is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.0 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

10.1	Equity Transfer Contract signed August 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 14, 2018

HQDA Elderly Life Network Corp.

By:	/s/ Jimmy Zhou
Jimmy Zhou, CFO